495 SA-1 01/14

SUPPLEMENT DATED JANUARY 21, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 1, 2013

OF

FRANKLIN GLOBAL REAL ESTATE FUND

Franklin Global Trust

The Statement of Additional Information is amended as follows:

The “Goals, Strategies and Risks – Glossary of Investment Techniques, Strategies and Their Risks – Non-Diversification” section on page 24 is deleted in its entirety.

Please keep this supplement for future reference.